Exhibit 99.1

FINANCIAL NEWS
Sanmina Reports Third Quarter Fiscal 2025 Financial Results

San Jose, CA – July 28, 2025. Sanmina Corporation (“Sanmina” or the “Company”) (NASDAQ: SANM), a leading integrated manufacturing solutions company, today reported financial results for the third quarter ended June 28, 2025 and outlook for its fourth fiscal quarter ending September 27, 2025.

Third Quarter Fiscal 2025 Financial Highlights •Revenue: $2.04 billion •GAAP operating margin: 4.7% •GAAP diluted EPS: $1.26 •Non-GAAP(1) operating margin: 5.7% •Non-GAAP(1) diluted EPS: $1.53
Additional Highlights •Cash flow from operations: $201 million •Free cash flow(2): $168 million •Share repurchases: 0.2 million shares for $13 million •Ending cash and cash equivalents: $798 million
(1)See Schedule 1 below for information regarding the items excluded from and our use of non-GAAP financial measures. A reconciliation of the non-GAAP financial information contained in this release to their most directly comparable GAAP measures is included in the financial statements furnished with this release.
(2)See Condensed Consolidated Cash Flow Statement included in the financial statements furnished with this release.

“Our focused execution and operating discipline yielded solid third quarter financial results. Revenue, non-GAAP gross margin, and non-GAAP diluted earnings per share exceeded our outlook. We continue to benefit from operational efficiencies and a favorable business mix as reflected in our healthy operating margin and robust cash generation," stated Jure Sola, Chairman and Chief Executive Officer.

“Our customer base and pipeline of new opportunities continue to grow. Based on what we are seeing from our customers and new program wins, we are confident in our ability to deliver solid fourth quarter and fiscal year results with momentum continuing into fiscal 2026,” concluded Sola.
Fourth Quarter Fiscal 2025 Outlook
The following outlook is for the fourth fiscal quarter ending September 27, 2025. These statements are forward-looking and actual results may differ materially.
•Revenue between $2.0 billion to $2.1 billion
•GAAP diluted earnings per share between $1.21 to $1.31
•Non-GAAP diluted earnings per share between $1.52 to $1.62
Safe Harbor Statement
The statements above including our financial outlook for the fourth quarter fiscal 2025 and expectations for growth in fiscal 2025 generally, constitute forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in these statements as a result of a number of factors, including adverse changes to the key markets we target; significant uncertainties that can cause our future sales and net income to be variable, including uncertainties related to trade policy; reliance on a small number of customers for a substantial portion of our sales; risks arising from our international operations; geopolitical uncertainty, and the other risk factors set forth in the Company's annual and quarterly reports filed with the Securities Exchange Commission.

The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter any of the forward-looking statements made in this earnings release, the conference call or the Investor Relations section of our website whether as a result of new information, future events or otherwise, unless otherwise required by law.
Company Conference Call Information
Sanmina will hold a conference call to review its financial results for the third quarter and outlook for the fourth quarter of fiscal 2025 on Monday, July 28, 2025 at 5:00 p.m. ET (2:00 p.m. PT). The access numbers are: domestic 800-836-8184 and international 646-357-8785. The conference call will also be webcast live over the Internet. You can log on to the live webcast at Q3'25 Earnings. Additional information in the form of a slide presentation is available on Sanmina’s website at www.sanmina.com. A replay of the conference call will be available for 48-hours. The access numbers are: domestic 888-660-6345 and international 646-517-4150, access code is 81604#.
About Sanmina
Sanmina Corporation, a Fortune 500 company, is a leading integrated manufacturing solutions provider serving the fastest growing segments of the global Electronics Manufacturing Services (EMS) market. Recognized as a technology leader, Sanmina provides end-to-end manufacturing solutions, delivering superior quality and support to Original Equipment Manufacturers (OEMs) primarily in the industrial, medical, defense and aerospace, automotive, communications networks and cloud infrastructure markets. Sanmina has facilities strategically located in key regions throughout the world. More information about the Company is available at www.sanmina.com.
Sanmina Contact
Paige Melching
SVP, Investor Communications
408-964-3610

Sanmina Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(GAAP)
(Unaudited)

	June 28, 2025	September 28, 2024
ASSETS
Current assets:
Cash and cash equivalents	$797,878	$625,860
Accounts receivable, net	1,379,287	1,337,562
Contract assets	411,707	384,077
Inventories	1,589,807	1,443,629
Prepaid expenses and other current assets	123,204	79,301
Total current assets	4,301,883	3,870,429
Property, plant and equipment, net	629,504	616,067
Deferred income tax assets	154,174	160,703
Other assets	136,195	175,646
Total assets	$5,221,756	$4,822,845
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,432,535	$1,441,984
Accrued liabilities	110,763	132,513
Deferred revenue and customer advances	525,144	215,553
Accrued payroll and related benefits	161,848	133,129
Short-term debt, including current portion of long-term debt	17,500	17,500
Total current liabilities	2,247,790	1,940,679
Long-term liabilities:
Long-term debt	287,183	299,823
Other liabilities	211,927	220,835
Total long-term liabilities	499,110	520,658

Stockholders' equity	2,474,856	2,361,508
Total liabilities and stockholders' equity	$5,221,756	$4,822,845

Sanmina Corporation
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)
(GAAP)
(Unaudited)

	Three Months Ended		Nine Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024

Net sales	$2,041,562	$1,841,430	$6,031,990	$5,550,823
Cost of sales	1,860,512	1,687,891	5,506,790	5,081,687
Gross profit	181,050	153,539	525,200	469,136

Operating expenses:
Selling, general and administrative	69,542	61,720	216,700	195,704
Research and development	8,078	7,659	22,418	20,271
Acquisition and integration costs	7,080	—	7,080	—
Restructuring	473	1,793	2,899	7,257
Total operating expenses	85,173	71,172	249,097	223,232

Operating income	95,877	82,367	276,103	245,904

Interest income	4,200	2,572	11,319	9,641
Interest expense	(4,981)	(7,506)	(14,961)	(24,136)
Other income (expense), net	(3,686)	(2,795)	(6,370)	(652)
Interest and other, net	(4,467)	(7,729)	(10,012)	(15,147)

Income before income taxes	91,410	74,638	266,091	230,757
Provision for income taxes	18,522	19,900	51,804	60,346
Net income before noncontrolling interest	72,888	54,738	214,287	170,411
Less: Net income attributable to noncontrolling interest	4,272	3,136	16,460	9,256
Net income attributable to common shareholders	$68,616	$51,602	$197,827	$161,155

Net income attributable to common shareholders per share:
Basic	$1.28	$0.93	$3.66	$2.88
Diluted	$1.26	$0.91	$3.58	$2.82

Weighted-average shares used in computing per share amounts:
Basic	53,614	55,466	54,074	55,862
Diluted	54,493	56,711	55,285	57,216

Sanmina Corporation
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share amounts)
(Unaudited)
	Three Months Ended
	June 28, 2025	March 29, 2025	June 29, 2024

GAAP Operating income	$95,877	$91,616	$82,367
GAAP Operating margin	4.7%	4.6%	4.5%
Adjustments:
Stock compensation expense (1)	16,081	15,790	14,682
Distressed customer charges (recoveries) (2)	—	159	(2,500)
Acquisition and integration costs	7,080	—	—
Restructuring and other (3)	(3,335)	3,081	2,293
Non-GAAP Operating income	$115,703	$110,646	$96,842
Non-GAAP Operating margin	5.7%	5.6%	5.3%

GAAP Net income attributable to common shareholders	$68,616	$64,208	$51,602
Adjustments:
Operating income adjustments (see above)	19,826	19,030	14,475
Adjustments for taxes (4)	(4,849)	(5,201)	4,751
Non-GAAP Net income attributable to common shareholders	$83,593	$78,037	$70,828

GAAP Net income attributable to common shareholders per share:
Basic	$1.28	$1.18	$0.93
Diluted	$1.26	$1.16	$0.91
Non-GAAP Net income attributable to common shareholders per share:
Basic	$1.56	$1.43	$1.28
Diluted	$1.53	$1.41	$1.25
Weighted-average shares used in computing per share amounts:
Basic	53,614	54,405	55,466
Diluted	54,493	55,511	56,711

(1) Stock compensation expense
Cost of sales	$4,956	$4,931	$4,327
Selling, general and administrative	10,811	10,580	10,082
Research and development	314	279	273
Total	$16,081	$15,790	$14,682

(2)	Relates to accounts receivable and inventory write-downs or recoveries associated with distressed customers.

(3)	Q3'25 includes gain on sale of building recognized during the quarter.

(4)	Adjustments for taxes include the tax effects of the various adjustments we exclude from our non-GAAP measures, and adjustments related to deferred tax and discrete tax items.

Q4 FY25 Earnings Per Share Outlook*:	Q4 FY25 EPS Range
	Low	High
GAAP diluted earnings per share	$1.21	$1.31
Stock compensation expense	$0.31	$0.31
Non-GAAP diluted earnings per share	$1.52	$1.62

* Due to uncertainty regarding the timing of recognition of restructuring, acquisition and integration expenses, impairment charges and other unusual or infrequent items, if any, that could be incurred during the fourth quarter of FY25, an estimate of such items is not included in the outlook for Q4 FY25 GAAP EPS.

Sanmina Corporation
Condensed Consolidated Cash Flow
(in thousands)
(GAAP)
(Unaudited)

	Three Months Ended		Nine Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024

Net income before noncontrolling interest	$72,888	$54,738	$214,287	$170,411
Depreciation	29,760	29,764	89,813	90,764
Other, net	13,836	19,708	48,911	56,527
Net change in net working capital	84,298	(14,211)	68,567	(29,361)
Cash provided by operating activities	200,782	89,999	421,578	288,341

Purchases of investments	(60)	(600)	(14,700)	(1,900)
Proceeds from sales of investments	—	—	49,309	—
Net purchases of property, plant and equipment	(32,604)	(22,772)	(80,172)	(86,599)
Cash used in investing activities	(32,664)	(23,372)	(45,563)	(88,499)

Net share repurchases	(13,491)	(54,461)	(113,944)	(162,066)
Net borrowing activities	(4,375)	(4,375)	(13,125)	(21,570)
Payments for tax withholding on stock-based compensation	(892)	(168)	(38,547)	(25,659)
Cash used in financing activities	(18,758)	(59,004)	(165,616)	(209,295)

Effect of exchange rate changes	1,640	(772)	1,461	(408)

Net change in cash, cash equivalents & restricted cash equivalents	$151,000	$6,851	$211,860	$(9,861)

Free cash flow:
Cash provided by operating activities	$200,782	$89,999	$421,578	$288,341
Net purchases of property & equipment	(32,604)	(22,772)	(80,172)	(86,599)
	$168,178	$67,227	$341,406	$201,742

Schedule 1

The statements above and financial information provided in this earnings release include non-GAAP measures of operating income, operating margin, net income and earnings per share. Management excludes from these measures stock-based compensation, restructuring, acquisition and integration expenses, impairment charges, amortization charges and other unusual or infrequent items, as adjusted for taxes, as more fully described below.

Management excludes these items principally because such charges or benefits are not directly related to the Company’s ongoing core business operations. We use such non-GAAP measures in order to (1) make more meaningful period-to-period comparisons of the Company’s operations, both internally and externally, (2) guide management in assessing the performance of the business, internally allocating resources and making decisions in furtherance of Company’s strategic plan, (3) provide investors with a better understanding of how management plans and measures the business and (4) provide investors with a better understanding of our ongoing, core business. The material limitations to management’s approach include the fact that the charges, benefits and expenses excluded are nonetheless charges, benefits and expenses required to be recognized under GAAP and, in some cases, consume cash which reduces the Company’s liquidity. Management compensates for these limitations primarily by reviewing GAAP results to obtain a complete picture of the Company’s performance and by including a reconciliation of non-GAAP results to GAAP results in its earnings releases.

Additional information regarding the economic substance of each exclusion, management’s use of the resultant non-GAAP measures, the material limitations of management’s approach and management’s methods for compensating for such limitations is provided below.

Stock-based Compensation Expense, which consists of non-cash charges for the estimated fair value of equity awards granted to employees and directors, is excluded in order to permit more meaningful period-to-period comparisons of the Company’s results since the Company grants different amounts and value of equity awards each quarter. In addition, given the fact that competitors grant different amounts and types of equity awards and may use different valuation assumptions, excluding stock-based compensation permits more accurate comparisons of the Company’s core results with those of its competitors.

Restructuring, Acquisition and Integration Expenses, which consist of employee severance, lease termination costs, exit costs, environmental investigation, remediation and related employee costs and other charges primarily related to closing and consolidating manufacturing facilities and those associated with the acquisition and integration of acquired businesses, are excluded because such charges (1) can be driven by the timing of acquisitions and exit activities which are difficult to predict, (2) are not directly related to ongoing business results and (3) generally do not reflect expected future operating expenses. In addition, given the fact that the Company’s competitors complete acquisitions and adopt restructuring plans at different times and in different amounts than the Company, excluding these charges or benefits permits more accurate comparisons of the Company’s core results with those of its competitors. Items excluded by the Company may be different from those excluded by the Company’s competitors and restructuring and integration expenses include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Therefore, management also reviews GAAP results including these amounts.

Impairment Charges for Goodwill and Other Assets, which consist of non-cash charges, are excluded because such charges are non-recurring and do not reduce the Company’s liquidity. In addition, given the fact that the Company’s competitors may record impairment charges at different times, excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors.

Amortization Charges, which consist of non-cash charges impacted by the timing and magnitude of acquisitions of businesses or assets, are also excluded because such charges do not reduce the Company’s liquidity. In addition, such charges can be driven by the timing of acquisitions, which is difficult to predict. Excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors because the Company’s competitors complete acquisitions at different times and for different amounts than the Company.

Other Unusual or Infrequent Items, such as charges or benefits associated with distressed customers, expenses, charges and recoveries relating to certain legal matters, and gains and losses on sales of assets, are excluded because such items are typically non-recurring, difficult to predict or not directly related to the Company’s ongoing or core operations and are therefore not considered by management in assessing the current operating performance of the Company and forecasting earnings trends. However, items excluded by the Company may be different from those excluded by the Company’s competitors. In addition, these items include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Management compensates for these limitations by reviewing GAAP results including these amounts.

Adjustments for Taxes, which consist of the tax effects of the various adjustments that we exclude from our non-GAAP measures and adjustments related to deferred tax and discrete tax items. Including these adjustments permits more accurate comparisons of the Company's core results with those of its competitors. We determine the tax adjustments based upon the various applicable effective tax rates. In those jurisdictions in which we do not expect to realize a tax cost or benefit (due to a history of operating losses or other factors), a reduced tax rate is applied.